UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2017 (November 20, 2017)

 BIG ROCK PARTNERS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 N. Federal Highway Suite 230 Delray Beach, Florida	33483
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (310) 734-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.
Entry into a Material Definitive Agreement.

The information set forth in Items 3.02, 5.03 and 8.01 below are hereby incorporated by reference herein.

Item 3.02.
Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the initial public offering (“IPO”) and the sale of the Public Units (defined below), Big Rock Partners Acquisition Corp, a Delaware corporation (the “Company”), consummated the private placement (“Private Placement”) of 250,000 units (“Placement Units”) at a price of $10.00 per Placement Unit, generating total proceeds of $2,500,000. The Placement Units, all of which were purchased by Big Rock Partners Sponsor, LLC (the “Sponsor”) are substantially similar to the Public Units, except that the warrants contained in the Placement Units: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the Sponsor or any of its permitted transferees. The material terms of the Placement Units are set forth in the Registration Statement (as defined below) and incorporated by reference herein.

The securities issued in the Private Placement were issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, or Regulation D thereunder, as a sale not involving any public offering.

Item 3.03.
Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is hereby incorporated by reference herein.

Item 5.01.
Changes in Control of Registrant.

In connection with the closing of the IPO, a change of control of the Company occurred. Before the IPO, the Sponsor held 100% of the Company’s common stock, $0.001 par value per share (“Common Stock”), and following the IPO and Private Placement, the Sponsor owns approximately 22.2% of the Company’s Common Stock. The information set forth in Item 8.01 below is hereby incorporated by reference herein.

Item 5.02.
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the trading of the Company’s units on the Nasdaq Capital Market, on November 20, 2017, the following individuals were appointed to the board of directors of the Company: Richard J. Birdoff, Michael Fong, Stuart F. Koenig, Albert G. Rex and Troy T. Taylor. Richard Ackerman and Lori Wittman continue to serve as directors of the Company. Additional information regarding, among other things, each individual’s background and board committee memberships, as well as director compensatory arrangements is contained in the Registration Statement (as defined below) and incorporated by reference herein.

Item 5.03.
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2017, in connection with its IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted Amended and Restated Bylaws, both effective the same day. The terms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are set forth in the prospectus that forms a part of the Company’s registration statements on Form S-1 (File Nos. 333-220947 and 333-221659) (the “Registration Statements”) for its IPO and incorporated by reference herein. A copy of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached to this report as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.

Item 8.01.
Other Events.

On November 20, 2017, the Registration Statements were declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the agreements listed below. The material terms of the agreements are set forth in the Registration Statements and incorporated by reference herein.

●
An Underwriting Agreement, dated November 20, 2017, between the Company and EarlyBirdCapital, Inc. as representative of the several underwriters;

●
Letter Agreement, dated November 20, 2017, between the Company and EarlyBirdCapital, Inc.;

●
A Right Agreement, dated November 20, 2017, between the Company and Continental Stock Transfer & Trust Company;

●
A Warrant Agreement, dated November 20, 2017, between the Company and Continental Stock Transfer & Trust Company;

●
Unit Purchase Options, dated November 20, 2017, issued to EarlyBirdCapital, Inc. and its designees;

●
An Investment Management Trust Agreement, dated November 20, 2017, between the Company and Continental Stock Transfer & Trust Company;

●
A Stock Escrow Agreement, dated November 20, 2017, between the Company, Big Rock Partners Sponsor, LLC and Continental Stock Transfer & Trust Company;

●
A Registration Rights Agreement, dated November 20, 2017, between the Company and Big Rock Partners Sponsor, LLC;

●
Letter Agreement, dated November 20, 2017, by and between the Company and Big Rock Partners Sponsor, LLC;

●
Letter Agreement, dated November 20, 2017, by and between the Company and A/Z Property Partners, LLC;

●
Letter Agreements, dated November 20, 2017, by and between the Company and its officers and directors;

●
An Administrative Services Agreement, dated November 20, 2017, between the Company and Big Rock Partners Sponsor, LLC;

●
Indemnification Agreements, dated November 20, 2017, with the officers and directors of the Company; and

●
Securities Subscription Agreement, dated November 20, 2017, between the Company and Big Rock Partners Sponsor, LLC.

On November 22, 2017, the Company consummated its IPO of 6,000,000 units (“Public Units”). Each Public Unit consists of one share of Common Stock, one right (“Public Right”) entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination, and one-half of one warrant (“Public Warrant”), each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share.  The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $60,000,000. The Company has granted EarlyBirdCapital, Inc., the representative of the several underwriters in the IPO, a 45-day option to purchase up to 900,000 additional Public Units to cover over-allotments, if any.

A total of $60,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 12 months from the closing of the IPO (or up to 18 months if the Company extends the period of time to consummate a business combination by the full amount of time).

In connection with the consummation of the IPO, and pursuant to the terms of the promissory notes in favor of Big Rock Partners Sponsor, LLC and Richard Ackerman, the Company repaid an aggregate of approximately $170,000 due on the promissory notes.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 20, 2017, between the Company and EarlyBirdCapital, Inc.

1.2	Letter Agreement, dated November 20, 2017, between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Right Agreement, dated November 20, 2017, between the Company and Continental Stock Transfer & Trust Company.

4.2	Warrant Agreement, dated November 20, 2017, between Continental Stock Transfer & Trust Company and the Company.

4.3	Form of Unit Purchase Option, dated November 20, 2017, with EarlyBirdCapital, Inc. and its designees.

10.1	Investment Management Trust Account Agreement, dated November 20, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.2	Stock Escrow Agreement, dated November 20, 2017, between the Company, Big Rock Partners Sponsor, LLC and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement among the Company and Big Rock Partners Sponsor, LLC.

10.4	Letter Agreement, dated November 20, 2017, by and between the Company and Big Rock Partners Sponsor, LLC.

10.5	Letter Agreement, dated November 20, 2017, by and between the Company and A/Z Property Partners, LLC.

10.6	Form of Letter, dated November 20, 2017, Agreement by and between the Company and its officers and directors.

10.7	Administrative Services Agreement, dated November 20, 2017, between the Company and Big Rock Partners Sponsor, LLC.

10.8	Form of Indemnification Agreement, dated November 20, 2017, with the Company’s officers and directors.

10.9	Securities Subscription Agreement, dated November 20, 2017, between the Company and Big Rock Partners Sponsor, LLC..

99.1	Press Release, dated November 20, 2017, Announcing Pricing of IPO.

99.2	Press Release, dated November 22, 2017, Announcing Closing of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2017

BIG ROCK PARTNERS ACQUISITION CORP.

By:	/s/ Richard Ackerman
Name: Richard Ackerman
Title: Chairman, President and Chief Executive Officer